Events after the reporting period	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period

22. Events after the reporting period

On July 22, 2025, the Company entered into an underwriting agreement with Morgan Stanley & Co. LLC and Leerink Partners LLC as representatives of the underwriters named therein, pursuant to which the Company agreed to issue and sell in an underwritten offering (i) 9,562,500 ordinary shares, par value €0.12 per share (which includes the exercise in full by the underwriters of their option to purchase up to an additional 1,312,500 ordinary shares) and (ii) pre-funded warrants to purchase up to 500,000 ordinary shares. The offering closed on July 24, 2025, and the Company generated net proceeds of approximately $189 million, after deducting bank fees of approximately $12 million.